  As Filed with the Securities and Exchange Commission on September 23, 1997.


                                                       Registration No. 33-95436
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 8

                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                           IVEX PACKAGING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

           DELAWARE                               2679                                  76-0171625
(State or other jurisdiction of       (Primary Standard Industrial         (IRS employer identification number)
incorporation or organization)            Classification Code)

          100 TRI-STATE DRIVE, SUITE 200, LINCOLNSHIRE, ILLINOIS 60069
                                 (847) 945-9100

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                           G. DOUGLAS PATTERSON, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                           IVEX PACKAGING CORPORATION
                         100 TRI-STATE DRIVE, SUITE 200
                          LINCOLNSHIRE, ILLINOIS 60069
                         TELEPHONE NO.: (847) 945-9100

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                WITH COPIES TO:

                  WILLIAM R. KUNKEL                                   PAUL W. THEISS
   SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)                 MAYER, BROWN & PLATT
                 333 W. WACKER DRIVE                             190 SOUTH LASALLE STREET
               CHICAGO, ILLINOIS 60606                            CHICAGO, ILLINOIS 60603
            TELEPHONE NO.: (312) 407-0700                      TELEPHONE NO.: (312) 782-0600

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement has become effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            ------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The expenses in connection with the registration of the shares of Common Stock are estimated as follows:


Securities and Exchange Commission registration fee.........    $   22,871
NASD filing fee.............................................        14,875
NYSE original listing fee...................................       134,160
Printing and engraving costs*...............................       325,000
Legal fees and expenses*....................................       300,000
Accounting fees and expenses*...............................       150,000
Blue sky qualifications and related legal fees and
  expenses*.................................................         2,000
Miscellaneous*..............................................        51,094
                                                                ----------
     Total*.................................................    $1,000,000
                                                                ==========


     None of the expenses will be borne by the Selling Stockholders.
-------------------------

* Estimated.



ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


     (a) Exhibits:

                                                                                 INCORPORATED BY
                                                                                  REFERENCE TO
                                                                                  THE FOLLOWING
EXHIBIT                                                         EXHIBIT         REGISTRATION NO.
  NO.                     DESCRIPTION OF DOCUMENT                 NO.               OR REPORT
-------                   -----------------------               -------         ----------------

  *1.1     --  Form of U.S. Purchase Agreement
  *1.2     --  Form of International Purchase Agreement
   1.3     --  Dealer Manager Agreement with Bankers Trust
               Company(2)
   2.1     --  Offers to Purchase and Consent Solicitations
               Statement, dated August 27, 1997, relating to
               the 13 1/4% Discount Debentures and the
               12 1/2% Subordinated Notes together with the
               accompanying letters of transmittal(2)
 **2.2     --  Amendment and Supplement to Offers to
               Purchase and Consent Solicitation Statement,
               dated September 11, 1997, relating to the
               13 1/4% Discount Debentures together with the
               accompanying letter of transmittal
   3.1     --  Certificate of Incorporation of IPC, Inc.
               ("IPC")                                            3.1           IPC Form S-1
                                                                                (Registration No. 33-52150)
   3.2     --  By-Laws of IPC                                     3.2           IPC Form S-1
                                                                                (Registration No. 33-52150)
 **3.3     --  Amended and Restated Certificate of
               Incorporation of Ivex Packaging Corporation
               ("Holdings" or "Ivex")
 **3.4     --  Amended By-Laws of Ivex

                                                                                 INCORPORATED BY
                                                                                  REFERENCE TO
                                                                                  THE FOLLOWING
EXHIBIT                                                         EXHIBIT         REGISTRATION NO.
  NO.                     DESCRIPTION OF DOCUMENT                 NO.               OR REPORT
-------                   -----------------------               -------         ----------------
 **3.5     --  Form of Certificate of Elimination of Senior
               Cumulative Exchangeable Preferred Stock of
               Ivex
   4.1     --  Indenture relating to IPC's 12 1/2% Senior
               Subordinated Notes (including form of 12 1/2%
               Senior Subordinated Notes)                         4.1           Ivex Form S-4
                                                                                (Registration No. 33-60714)
   4.2     --  Indenture relating to Ivex's 13 1/4% Senior
               Discount Debentures (including form of
               13 1/4% Senior Discount Debentures)                4.2           IPC 1992 Form 10-K
                                                                                (File No. 33-52150)
 **4.3     --  Form of Registration Rights Agreement, dated
               as of September   , 1997, among Ivex, Acadia
               Partners, L.P., and the other stockholders
               party thereto
 **4.4     --  Form of First Supplemental Indenture relating
               to IPC's 12 1/2% Senior Subordinated Notes
 **4.5     --  Form of First Supplemental Indenture relating
               to Ivex's 13 1/4% Discount Debentures
 **5.1     --  Opinion of Skadden, Arps, Slate, Meagher &
               Flom (Illinois)
**10.1     --  Form of Ivex Senior Management Annual
               Incentive Plan
  10.2     --  Form of Executive Deferred Compensation Plan      10.3           IPC 1994 Form 10-K
                                                                                (File No. 33-52150)
  10.3     --  Form of Trust Agreement, dated October 17,
               1996, between IPC, Inc. and the trustee
               thereof relating to executive deferred
               compensation                                      10.3           Ivex 1996 Form 10-K
                                                                                (File No. 33-52150)
  10.4     --  Form of IPC Stock Purchase and Option
               Agreement, dated as of January 1, 1993, among
               IPC, Ivex, Acadia Partners, L.P. and each of
               certain senior managers of IPC with the Ivex
               Stock Purchase and Option Agreement attached
               thereto                                           10.2           IPC 1993 Form 10-K
                                                                                (Registration No. 33-52150)
  10.5     --  Form of Amended and Restated IPC, Inc. Stock
               Option and Purchase Agreement and Amended and
               Restated Ivex Packaging Corporation Stock
               Option and Purchase Agreement, each dated as
               of January 1, 1996                                10.16          Ivex 6/30/96 Form 10-Q
                                                                                (File No. 33-60714)
  10.6     --  IPC Retirement Plan and Trust, as amended and
               Restated May 1, 1992                              10.3           IPC Form S-1
                                                                                (Registration No. 33-52150)

                                                                                 INCORPORATED BY
                                                                                  REFERENCE TO
                                                                                  THE FOLLOWING
EXHIBIT                                                         EXHIBIT         REGISTRATION NO.
  NO.                     DESCRIPTION OF DOCUMENT                 NO.               OR REPORT
-------                   -----------------------               -------         ----------------
  10.7     --  Amended and Restated Employment Agreement,
               dated as of May 30, 1996, between George V.
               Bayly and IPC                                     10.14     Ivex 6/30/96 Form 10-Q
                                                                           (File No. 33-60714)
  10.8     --  Employment Agreement, dated as of December
               31, 1992, between IPC and Frank V. Tannura        10.30     IPC 6/30/93 Form 10-Q
                                                                           (File No. 33-52150)
  10.9     --  Amendment No. 1, dated as of September 11,
               1995, to the Employment Agreement, dated as
               of December 31, 1992, between IPC and Frank
               V. Tannura                                        10.59     IPC 6/30/95 Form 10-Q
                                                                           (File No. 33-52150)
  10.10    --  Amendment No. 2 to Employment Agreement,
               dated May 30, 1996, between IPC and Frank V.
               Tannura                                           10.15     Ivex 6/30/96 Form 10-Q
                                                                           (File No. 33-60714)
  10.11    --  Stock Option Agreement, dated as of January
               22, 1991, among Ivex, Acadia Partners, L.P.
               and George V. Bayly                               10.30     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.12    --  Form of Severance Agreement between the
               Company and certain named executive officers       1.1      IPC 1994 Form 10-K
                                                                           (File No. 33-52150)
  10.13    --  Credit Agreement, dated as of December 7,
               1995 (the "1995 Credit Agreement"), among
               Ivex, IPC, certain of IPC's subsidiaries, the
               lenders listed therein, and NationsBank,
               N.A., as agent                                    10.30     Ivex 1995 Form 10-K
                                                                           (File No. 33-60714)
  10.14    --  Pledge Agreement, dated as of December 7,
               1995, among Ivex, IPC, IPC's subsidiaries and
               NationsBank, N.A., as agent                       10.31     Ivex 1995 Form 10-K
                                                                           (File No. 33-60714)
  10.15    --  Security Agreement, dated as of December 7,
               1995, among Ivex, IPC, IPC's subsidiaries and
               NationsBank, N.A., as agent                       10.32     Ivex 1995 Form 10-K
                                                                           (File No. 33-60714)
  10.16    --  Form of Mortgage and Security Agreement in
               favor of NationsBank, N.A., as agent              10.33     Ivex 1995 Form 10-K
                                                                           (File No. 33-60714)
  10.17    --  Amendment No. 1 to Credit Agreement, dated as
               of August 16, 1996, by and among IPC,
               NationsBank, N.A., as agent, and the
               guarantors and lenders identified on the
               signature pages thereto                           10.34     Ivex 1996 Form 10-K
                                                                           (File No. 33-60714)

                                                                                 INCORPORATED BY
                                                                                  REFERENCE TO
                                                                                  THE FOLLOWING
EXHIBIT                                                         EXHIBIT         REGISTRATION NO.
  NO.                     DESCRIPTION OF DOCUMENT                 NO.               OR REPORT
-------                   -----------------------               -------         ----------------
  10.18    --  Amendment No. 2 to Credit Agreement, dated as
               of November 21, 1996, by and among IPC,
               NationsBank, N.A., as agent, and the
               guarantors and lenders identified on the
               signature pages thereto                           10.35     Ivex 1996 Form 10-K
                                                                           (File No. 33-60714)
  10.19    --  Form of Amended and Restated Credit
               Agreement, dated as of March 24, 1997, by and
               among IPC, NationsBank, N.A., as agent, and
               the guarantors and lenders identified on the
               signature pages thereto                           10.36     Ivex 1996 Form 10-K
                                                                           (File No. 33-60714)
  10.20    --  Form of Amended and Restated Pledge Agreement
               among IPC, Ivex, certain of IPC's
               subsidiaries and NationsBank, N.A., as agent      10.37     Ivex 1996 Form 10-K
                                                                           (File No. 33-60714)
  10.21    --  Form of Amended and Restated Security
               Agreement among IPC, Ivex, and certain of
               IPC's subsidiaries and NationsBank, N.A., as
               agent                                             10.38     Ivex 1996 Form 10-K
                                                                           (File No. 33-60714)
  10.22    --  Loan Agreement, dated as of December 1, 1987,
               between the County of Kankakee, Illinois and
               Ivex of Delaware, Inc. (n/k/a IPC, Inc.)          10.11     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.23    --  Loan Agreement, dated as of June 1, 1988,
               between the Development Authority of Morgan
               County and Ivex of Delaware, Inc. (n/k/a IPC,
               Inc.)                                             10.13     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.24    --  Loan Agreement, dated as of October 1, 1987,
               between the County of Will, Illinois and LPX,
               Inc.                                              10.15     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.25    --  Loan Agreement, dated as of April 1, 1988,
               between the Illinois Development Finance
               Authority and Ivex of Delaware, Inc. (n/k/a
               IPC, Inc.)                                        10.17     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.26    --  Indenture of Trust, dated as of March 1,
               1989, between Marine Midland Bank, N.A. and
               Ivex of Delaware, Inc. (n/k/a IPC, Inc.)          10.19     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.27    --  Loan Agreement, dated November 1, 1985,
               between the Village of Bridgeview, Illinois
               and L&CP Corporation                              10.21     IPC Form S-1
                                                                           (Registration No. 33-52150)

                                                                                 INCORPORATED BY
                                                                                  REFERENCE TO
                                                                                  THE FOLLOWING
EXHIBIT                                                         EXHIBIT         REGISTRATION NO.
  NO.                     DESCRIPTION OF DOCUMENT                 NO.               OR REPORT
-------                   -----------------------               -------         ----------------
  10.28    --  Loan Agreement, dated as of June 1, 1988,
               between City of Troy, Ohio and L&CP
               Corporation (n/k/a IPC, Inc.)                     10.23     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.29    --  Lease Agreement, dated as of December 5,
               1996, between State Street Bank and Trust
               Company and IPC                                   10.46     Ivex 1996 Form 10-K
                                                                           (File No. 33-60714)
  10.30    --  Lease, dated as of October 4, 1988, between
               Seymour C. Graham and Kama Corporation (n/k/a
               IPC, Inc)                                         10.33     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.31    --  Amendment to Lease, dated as of December 20,
               1988, between Seymour C. Graham and Kama
               Corporation (n/k/a IPC, Inc.)                     10.34     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.32    --  Lease, dated June 20, 1995, between Howard H.
               Gelb and Eunice Gelb and Kama Corporation
               (n/k/a IPC, Inc.)                                 10.44     Ivex 1995 Form 10-K
                                                                           (File No. 33-60714)
  10.33    --  Industrial Building Lease, dated October 19,
               1992, between Telegraph Road Properties, Inc.
               and Packaging Products, Inc.                      10.45     Ivex 1995 Form 10-K
                                                                           (File No. 33-60714)
  10.34    --  Industrial Building Lease, dated October 23,
               1985, between IMAC Realty, Inc. and Packaging
               Products, Inc.                                    10.46     Ivex 1995 Form 10-K
                                                                           (File No. 33-60714)
  10.35    --  Letter Agreement, dated March 10, 1995,
               between Packaging Products, Inc. and LeWa
               Company                                           10.47     Ivex 1995 Form 10-K
                                                                           (File No. 33-60714)
  10.36    --  Tri-Party Agreement, dated September 11,
               1995, among Packaging Products, Inc. and
               Telegraph Road Properties, Inc.                   10.48     Ivex 1995 Form 10-K
                                                                           (File No. 33-60714)
  10.37    --  Lease, dated as of September 11, 1996, by and
               between Joseph P. Bennett and Trio Products,
               Inc.                                              10.54     Ivex 1996 Form 10-K
                                                                           (File No. 33-60714)
  10.38    --  Installment Sales Agreement, dated as of
               December 12, 1990, between Grove City
               Industrial Development Corporation and Ivex
               Converted Products Corporation (n/k/a IPC,
               Inc.)                                             10.39     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.39    --  Consulting Agreement, dated as of December
               17, 1992, between IPC and Penobscot-MB
               Partners                                          10.39     IPC Form S-4
                                                                           (Registration No. 33-60714)


                                                                                INCORPORATED BY
                                                                                  REFERENCE TO
                                                                                 THE FOLLOWING
EXHIBIT                                                         EXHIBIT         REGISTRATION NO.
  NO.                     DESCRIPTION OF DOCUMENT                 NO.              OR REPORT
-------                   -----------------------               -------         ----------------
  10.40    --  Tax Sharing Agreement, dated as of December
               17, 1992, between Ivex and IPC and certain of
               IPC's subsidiaries                                10.40     Ivex Form S-4
                                                                           (Registration No. 33-60714)
  10.41    --  Transfer and Noncompete Agreement, dated as
               of October 14, 1992, between Ivex Converted
               Products Corporation (n/k/a IPC, Inc.) and
               MaxPack S.A. de C.V.                              10.46     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.42    --  Stockholders Agreement, dated as of October
               14, 1992, by and among MaxPack S.A. de C.V.
               and the stockholders thereof                      10.46     IPC Form S-1
                                                                           (Registration No. 33-52150)
  10.43    --  Agreement and Plan of Merger, dated as of May
               17, 1996 (as amended), among IPC, CFI
               Industries, Inc. and Equity Partners               A-1      CFI Industries, Inc.'s
                                                                           Proxy
                                                                           Statement dated 7/22/96
  10.44    --  (intentionally omitted)
**10.45    --  Form of Ivex Packaging Corporation 1997 Long-
               Term Stock Incentive Plan
**10.46    --  Form of Termination Agreement to the
               Consulting Agreement, dated as of January 1,
               1991, between IPC and Penobscot-MB Partners
**10.47    --  Form of Voting Agreement among Acadia,
               certain related investors and certain members
               of Ivex Management
**10.48    --  Form of Credit Agreement, dated as of October
                 , 1997, among IPC, Ivex, certain of Ivex's
               domestic subsidiaries, the lenders listed
               therein and NationsBank, N.A. as
               administrative agent
  21.1     --  Subsidiaries of Ivex(1)
  23.1     --  Consent of Price Waterhouse LLP(2)
**23.2     --  Consent of Skadden, Arps, Slate, Meagher &
               Flom (Illinois) (included in Exhibit 5.1)
  24.1     --  Powers of Attorney (included on signature
               page)


-------------------------
* To be filed by amendment.

** Filed herewith.

(1) Filed with Amendment No. 6 to the Company's Registration Statement on Form S-1 filed with the Commission on August 1, 1997.


(2) Filed with Amendment No. 7 to the Company's Registration Statement on Form S-1 filed with the Commission on September 4, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Lincolnshire, State of Illinois, on September 23, 1997.

                                IVEX PACKAGING CORPORATION


                                By:   /s/ G. DOUGLAS PATTERSON

                                -----------------------------------------
                                Name: G. Douglas Patterson
                                Title: Vice President and General Counsel



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on September 23, 1997.


                  SIGNATURE                                              TITLE
                  ---------                                              -----


              GEORGE V. BAYLY*                   Director, Chairman of the Board, President and Chief
---------------------------------------------    Executive Officer (Principal Executive Officer)
               George V. Bayly

              FRANK V. TANNURA*                  Director, Vice President and Chief Financial Officer
---------------------------------------------    (Principal Financial Officer)
              Frank V. Tannura

              DAVID E. WARTNER*                  Corporate Controller (Principal Accounting Officer)
---------------------------------------------
              David E. Wartner

             ANTHONY P. SCOTTO*                  Director
---------------------------------------------
              Anthony P. Scotto

              GLENN R. AUGUST*                   Director
---------------------------------------------
               Glenn R. August

        *By /s/ G. DOUGLAS PATTERSON
---------------------------------------------
            G. Douglas Patterson,
              Attorney-in-fact

                               INDEX TO EXHIBITS

                                                                             SEQUENTIALLY
EXHIBIT                                                                        NUMBERED
  NO.                            DESCRIPTION OF DOCUMENT                        PAGES
-------                          -----------------------                     ------------


  1.1      --  Form of U.S. Purchase Agreement*
  1.2      --  Form of International Purchase Agreement*
  1.3      --  Dealer Manager Agreement with Bankers Trust Company(14)
  2.1      --  Offers to Purchase and Consent Solicitations Statement,
               dated August 27, 1997, relating to the 13 1/4% Discount Debentures and the 12 1/2% Subordinated Notes together with the accompanying letters of transmittal(14)
  2.2      --  Amendment and Supplement to Offers to Purchase and Consent
               Solicitation Statement, dated September 11, 1997, relating to the 13 1/4% Discount Debentures together with the accompanying letter of transmittal(15)
  3.1      --  Certificate of Incorporation of IPC, Inc. ("IPC")(1)
  3.2      --  By-Laws of IPC(1)
  3.3      --  Amended and Restated Certificate of Incorporation of Ivex
               Packaging Corporation ("Holdings" or "Ivex")(15)
  3.4      --  Amended By-Laws of Ivex(15)
  3.5      --  Form of Certificate of Elimination of Senior Cumulative
               Exchangeable Preferred Stock of Ivex(15)
  4.1      --  Indenture relating to IPC's 12 1/2% Senior Subordinated
               Notes (including form of 12 1/2% Senior Subordinated
               Notes)(2)
  4.2      --  Indenture relating to Ivex's 13 1/4% Senior Discount
               Debentures (including form of 13 1/4% Senior Discount Debentures)(3)
  4.3      --  Form of Registration Rights Agreement, dated as of September
                 , 1997, among Ivex, Acadia Partners, L.P., and the other
               stockholders party thereto(15)
  4.4      --  Form of First Supplemental Indenture relating to IPC's
               12 1/2% Senior Subordinated Notes(15)
  4.5      --  Form of First Supplemental Indenture relating to Ivex's
               13 1/4% Discount Debentures(15)
  5.1      --  Opinion of Skadden, Arps, Slate, Meagher & Flom
               (Illinois)(15)
 10.1      --  Form of Ivex Senior Management Annual Incentive Plan(15)
 10.2      --  Form of Executive Deferred Compensation Plan(4)
 10.3      --  Form of Trust Agreement, dated October 17, 1996, between
               IPC, Inc. and the trustee thereof relating to executive deferred compensation(5)
 10.4      --  Form of IPC Stock Purchase and Option Agreement, dated as of
               January 1, 1993, among IPC, Ivex, Acadia Partners, L.P. and each of certain senior managers of IPC with the Ivex Stock Purchase and Option Agreement attached thereto(6)
 10.5      --  Form of Amended and Restated IPC, Inc. Stock Option and
               Purchase Agreement and Amended and Restated Ivex Packaging Corporation Stock Option and Purchase Agreement, each dated as of January 1, 1996(7)
 10.6      --  IPC Retirement Plan and Trust, as amended and Restated May
               1, 1992(1)
 10.7      --  Amended and Restated Employment Agreement, dated as of May
               30, 1996, between George V. Bayly and IPC(7)
 10.8      --  Employment Agreement, dated as of December 31, 1992, between
               IPC and Frank V. Tannura(8)

                                                                             SEQUENTIALLY
EXHIBIT                                                                        NUMBERED
  NO.                            DESCRIPTION OF DOCUMENT                        PAGES
-------                          -----------------------                     ------------
 10.9      --  Amendment No. 1, dated as of September 11, 1995, to the
               Employment Agreement, dated as of December 31, 1992, between
               IPC and Frank V. Tannura(9)
 10.10     --  Amendment No. 2 to Employment Agreement, dated May 30, 1996, between IPC and Frank V. Tannura(7)
 10.11     --  Stock Option Agreement, dated as of January 22, 1991, among
               Ivex, Acadia Partners, L.P. and George V. Bayly(1)
 10.12     --  Form of Severance Agreement between the Company and certain named executive officers(4)
 10.13     --  Credit Agreement, dated as of December 7, 1995 (the "1995
               Credit Agreement"), among Ivex, IPC, certain of IPC's
               subsidiaries, the lenders listed therein, and NationsBank,
               N.A., as agent(10)
 10.14     --  Pledge Agreement, dated as of December 7, 1995, among Ivex,
               IPC, IPC's subsidiaries and NationsBank, N.A., as agent(10)
 10.15     --  Security Agreement, dated as of December 7, 1995, among
               Ivex, IPC, IPC's subsidiaries and NationsBank, N.A., as
               agent(10)
 10.16     --  Form of Mortgage and Security Agreement in favor of
               NationsBank, N.A., as agent(10)
 10.17     --  Amendment No. 1 to Credit Agreement, dated as of August 16,
               1996, by and among IPC, NationsBank, N.A., as agent, and the guarantors and lenders identified on the signature pages
               thereto(11)
 10.18     --  Amendment No. 2 to Credit Agreement, dated as of November
               21, 1996, by and among IPC, NationsBank, N.A., as agent, and the guarantors and lenders identified on the signature pages thereto(11)
 10.19     --  Form of Amended and Restated Credit Agreement, dated as of
               March 24, 1997, by and among IPC, NationsBank, N.A., as
               agent, and the guarantors and lenders identified on the
               signature pages thereto(11)
 10.20     --  Form of Amended and Restated Pledge Agreement among IPC,
               Ivex, certain of IPC's subsidiaries and NationsBank, N.A., as agent(11)
 10.21     --  Form of Amended and Restated Security Agreement among IPC,
               Ivex, and certain of IPC's subsidiaries and NationsBank,
               N.A., as agent(11)
 10.22     --  Loan Agreement, dated as of December 1, 1987, between the
               County of Kankakee, Illinois and Ivex of Delaware, Inc.
               (n/k/a IPC, Inc.)(1)
 10.23     --  Loan Agreement, dated as of June 1, 1988, between the
               Development Authority of Morgan County and Ivex of Delaware,
               Inc. (n/k/a IPC, Inc.)(1)
 10.24     --  Loan Agreement, dated as of October 1, 1987, between the
               County of Will, Illinois and LPX, Inc.(1)
 10.25     --  Loan Agreement, dated as of April 1, 1988, between the
               Illinois Development Finance Authority and Ivex of Delaware,
               Inc. (n/k/a IPC, Inc.)(1)
 10.26     --  Indenture of Trust, dated as of March 1, 1989, between
               Marine Midland Bank, N.A. and Ivex of Delaware, Inc. (n/k/a
               IPC, Inc.)(1)
 10.27     --  Loan Agreement, dated November 1, 1985, between the Village of Bridgeview, Illinois and L&CP Corporation(1)
 10.28     --  Loan Agreement, dated as of June 1, 1988, between City of
               Troy, Ohio and L&CP Corporation (n/k/a IPC, Inc.)(1)

                                                                             SEQUENTIALLY
EXHIBIT                                                                        NUMBERED
  NO.                            DESCRIPTION OF DOCUMENT                        PAGES
-------                          -----------------------                     ------------
 10.29     --  Lease Agreement, dated as of December 5, 1996, between State
               Street Bank and Trust Company and IPC(11)
 10.30     --  Lease, dated as of October 4, 1988, between Seymour C.
               Graham and Kama Corporation (n/k/a IPC, Inc)(1)
 10.31     --  Amendment to Lease, dated as of December 20, 1988, between
               Seymour C. Graham and Kama Corporation (n/k/a IPC, Inc.)(1)
 10.32     --  Lease, dated June 20, 1995, between Howard H. Gelb and
               Eunice Gelb and Kama Corporation (n/k/a IPC, Inc.)(10)
 10.33     --  Industrial Building Lease, dated October 19, 1992, between
               Telegraph Road Properties, Inc. and Packaging Products,
               Inc.(10)
 10.34     --  Industrial Building Lease, dated October 23, 1985, between
               IMAC Realty, Inc. and Packaging Products, Inc.(10)
 10.35     --  Letter Agreement, dated March 10, 1995, between Packaging
               Products, Inc. and LeWa Company(10)
 10.36     --  Tri-Party Agreement, dated September 11, 1995, among
               Packaging Products, Inc. and Telegraph Road Properties,
               Inc.(10)
 10.37     --  Lease, dated as of September 11, 1996, by and between Joseph
               P. Bennett and Trio Products, Inc.(11)
 10.38     --  Installment Sales Agreement, dated as of December 12, 1990, between Grove City Industrial Development Corporation and
               Ivex Converted Products Corporation (n/k/a IPC, Inc.)(1)
 10.39     --  Consulting Agreement, dated as of December 17, 1992, between
               IPC and Penobscot-MB Partners(2)
 10.40     --  Tax Sharing Agreement, dated as of December 17, 1992,
               between Ivex and IPC and certain of IPC's subsidiaries(2)
 10.41     --  Transfer and Noncompete Agreement, dated as of October 14,
               1992, between Ivex Converted Products Corporation (n/k/a
               IPC, Inc.) and MaxPack S.A. de C.V.(1)
 10.42     --  Stockholders Agreement, dated as of October 14, 1992, by and among MaxPack S.A. de C.V. and the stockholders thereof(1)
 10.43     --  Agreement and Plan of Merger, dated as of May 17, 1996 (as amended), among IPC, CFI Industries, Inc. and Equity
               Partners(12)
 10.44     --  (intentionally omitted)
 10.45     --  Form of Ivex Packaging Corporation 1997 Long-Term Stock
               Incentive Plan(15)
 10.46     --  Form of Termination Agreement to the Consulting Agreement,
               dated as of January 1, 1991, between IPC and Penobscot-MB
               Partners(15)
 10.47     --  Form of Voting Agreement among Acadia, certain related investors and certain members of Ivex Management(15)
 10.48     --  Form of Credit Agreement, dated as of October   , 1997,
               among IPC, Ivex, certain of Ivex's domestic subsidiaries,
               the Lenders listed therein and NationsBank, N.A. as
               administrative agent(15)
 21.1      --  Subsidiaries of Ivex(13)
 23.1      --  Consent of Price Waterhouse LLP(14)

                                                                             SEQUENTIALLY
EXHIBIT                                                                        NUMBERED
  NO.                            DESCRIPTION OF DOCUMENT                        PAGES
-------                          -----------------------                     ------------
 23.2      --  Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
               (included in Exhibit 5.1)(15)
 24.1      --  Powers of Attorney (included on signature page)(13)


-------------------------
  *  To be filed by amendment.

 (1) Incorporated by reference to Registration Statement of IPC on Form S-1 (33-52150).

 (2) Incorporated by reference to Registration Statement of the Company on Form S-4 (33-60714).

 (3) Incorporated by reference to Annual Report of IPC on Form 10-K for the fiscal year ended December 31, 1992.

 (4) Incorporated by reference to Annual Report of IPC on Form 10-K for the fiscal year ended December 31, 1994.

 (5) Incorporated by reference to Annual Report of the Company on Form 10-K for the year ended December 31, 1996.

 (6) Incorporated by reference to Annual Report of IPC on Form 10-K for the year ended December 31, 1993.

 (7) Incorporated by reference to Quarterly Report of the Company on Form 10-Q for the three months ended June 30, 1996.

 (8) Incorporated by reference to Quarterly Report of IPC on Form 10-Q for the three months ended June 30, 1993.

 (9) Incorporated by reference to Quarterly Report of IPC on Form 10-Q for the three months ended June 30, 1995.

(10) Incorporated by reference to Annual Report of the Company on Form 10-K for the year ended December 31, 1995.

(11) Incorporated by reference to Annual Report of the Company on Form 10-K for the year ended December 31, 1996.

(12) Incorporated by reference to Proxy Statement of CFI Industries, Inc. dated July 22, 1996.

(13) Filed with Amendment No. 6 to the Company's Registration Statement on Form S-1 filed with the Commission on August 1, 1997.


(14) Filed with Amendment No. 7 to the Company's Registration Statement on Form S-1 filed with the Commission on September 4, 1997.



(15) Filed herewith.